June 5, 2015

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
- General Government Securities Money Market Fund
- General Treasury Prime Money Market Fund

GENERAL MONEY MARKET FUND, INC.

Supplement to Dreyfus Class Shares Prospectus
dated June 5, 2015

Dreyfus Class shares currently are not being offered.  Dreyfus Class shares of General Government Securities Money Market Fund and General Money Market Fund, Inc. will be offered commencing on or about September 1, 2015.

The following changes will take effect on September 1, 2015

General Government Securities Money Market Fund:

The following will replace the first sentence of the second paragraph in the sections entitled "Fund Summary—General Government Securities Money Market Fund—Principal Investment Strategy" and "Fund Details—General Government Securities Money Market Fund—Goal and Approach":

To pursue its goal, the fund invests at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest, repurchase agreements (including tri-party repurchase agreements) in respect of such securities and cash.

General Treasury Prime Money Market Fund:

The following will replace the last sentence of the paragraph in the section entitled "Fund Summary—General Treasury Prime Money Market Fund—Principal Investment Strategy" and the second paragraph in the section entitled "Fund Details—General Treasury Prime Money Market Fund—Goal and Approach":

To pursue its goal, the fund normally invests only in U.S. Treasury securities.